SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2003

CARECENTRIC, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22162	22-3209241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Cumberland Parkway Suite 310 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number including area code) (678) 264-4400

ITEM 5. OTHER EVENTS.

        On September 8, 2003, CareCentric, Inc. issued a press release regarding CareCentric’s filing of a Form 15 with the Securities and Exchange Commission to cease reporting as a public company. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated September 8, 2003, a copy of which is annexed hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 8, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARECENTRIC, INC.
Date: September 8, 2003	By: /s/ George M. Hare
George M. Hare Chief Financial Officer (Principal Financial Officer)